EXHIBIT 99.1
Welcome to the
CFS Bancorp, Inc.
2011 Annual Meeting

Thomas F. Prisby
Chairman & CEO

This presentation contains certain forward-looking statements and information relating to the Company that is based on the beliefs of management as well as assumptions made by and information currently available to management. These forward-looking statements include but are not limited to statements regarding successful execution of the Company’s strategy and its Strategic Growth and
Diversification Plan, current regulatory capital and equity ratios, diversification of the loan portfolio, deepening client relationships, levels of core deposits, non-
performing asset levels, credit-related costs, revenue growth and levels of earning assets, general economic and competitive conditions nationally and within its core market area, cost savings initiatives, levels of provision for the allowance for loan losses and charge-offs, loan and deposit growth, interest on loans, asset yields and cost of funds, net interest income, net interest margin, non-interest income, non-interest expense, interest rate environment, and other risk factors identified in the Company’s Annual Report on Form 10-K for the fiscal year ended December
31, 2010, and other filings with the Securities and Exchange Commission. In addition, the words “anticipate,” “believe,” “estimate,” “expect,” “indicate,”
“intend,” “should,” and similar expressions, or the negative thereof, as well as statements that include future events, tense, or dates, or are not historical or current facts, as they relate to the Company or the Company’s management, are intended to identify forward-looking statements. Such statements reflect the current views of the Company with respect to future events and are subject to certain risks, uncertainties, assumptions, and changes in circumstances. Forward-
looking statements are not guarantees of future performance or outcomes, and actual results or events may differ materially from those included in these statements. The Company does not intend to update these forward-looking statements unless required to under the federal securities laws.

Economic Environment
  Weak housing markets
  Large inventory of unsold properties
  High local unemployment
  Rising energy costs
  Constrained small business growth
  Weak government policy
  State taxation and budget issues
  Banking industry consolidation through
 closures and mergers

Dodd-Frank Act
  Signed into law July 21, 2010
  800+ page document
  Will result in an estimated 5,000 pages of new
 legislation

Regulatory Environment
  Office of Thrift Supervision to be consolidated
 into the Office of the Comptroller of the
 Currency on July 21, 2011
  Examination costs and deposit insurance
 premiums have increased from $400,000 in
 2008 to $2.5 million in 2010

Right People in the Right Place
  Leadership
  Organization
  Technology Tools
  Sales Management
  Performance Training

Strategic Growth & Diversification
  Four Key Long-Term Objectives
  Reduce non-performing assets
  Align costs with anticipated future asset base
  Grow while diversifying by targeting small
 and mid-sized business owners for
 relationship banking opportunities
  Expand and deepen relationships with clients

Stock Performance
Sources: SNL, Bloomberg
4/21/2011

Stock Performance
Sources: SNL, Bloomberg
4/21/2011

Stock Performance
Sources: SNL, Bloomberg
4/21/2011

Value Perspective
  Business transformation well underway
 Experienced management team in place
 Executing on Strategic Growth & Diversification Plan
  Significant insider ownership aligned with shareholders
 NEOs & Directors: 16.4%
 401(k) Plan: 8.8%
  Valuation Opportunity
 Substantial discount to tangible book value per
 share

2011 Best Place to Work

Daryl D. Pomranke
President & COO

Strategic Growth & Diversification
  Four Key Long-Term Objectives
  Reduce non-performing assets
  Align costs with anticipated future asset base
  Grow while diversifying by targeting small and
            mid-sized business owners for relationship banking
 opportunities
  Expand and deepen the Company’s relationships
 with its clients by meeting a higher percentage of
 the client’s financial needs

Execution Status of the Strategic
Growth & Diversification
  Continue to execute the plan
  Major investments in people and
 infrastructure complete
  Performance management system fully
 implemented in the sales business units
  Investor presentations conducted with large
 current shareholders, prospective
 shareholders, and all employees

Reduce Non-Performing Assets

Syndications & Purchased Loans
 Retail & Commercial direct originations have held up well
 Never originated Subprime, Alt-A, or Option ARMs

Non-Performing Assets

Non-Performing Loans vs. OREO

Ongoing NPA Remediation
  Proactive Problem Asset Management
  Weekly review of delinquencies by Asset
 Management Committee
  Action plan review for all loans graded watch or worse
  Impairment analysis prepared quarterly on all NPLs
 greater than $750,000
  Loan grade validation for all loans 30-days past due
  All performing past due loans reviewed
  Monthly management reports prepared for Board of
 Directors

Improved Credit/Underwriting Process
  Hired new SVP Senior Credit Officer in
 December 2007
  Hired new VP Credit Manager in July 2008
  4 new Credit Analysts added since December
 2007
  New Credit Policy implemented in early 2008
  Developed new loan grading matrix utilizing
 objective attribute analysis in mid-2009

# of
NPAs -91
128
138
124
6
8
3

Align Cost Structure

Improve Efficiency Ratio
  Overall FTE headcount reduced from 360 in 2006 to 322 currently
  Cost reduction initiatives targeting $1.2 million of core expenses
  Operating contract negotiations
  Salary freeze 2010
  Paper to electronic statement conversion
  Operations Center relocation/consolidation
  Remote Deposit Capture
  Construction of three new branches postponed
  Review opportunities for additional ancillary fee income sources
 (e.g. mortgage banking, wealth management)

Grow While Diversifying

Growth Results in Targeted Segments
 62% increase in targeted growth segments since Q1 2007
 C&I increased 134%
 Multifamily increased 72%
 Owner Occupied CRE increased 28%

Strategic Shift in Portfolio
 31% reduction in targeted shrinkage segments since Q1 2007
 Commercial participation loans reduced 72%
 Commercial construction & development loans reduced 64%

Results of Commercial Loan Portfolio
Diversification Plan
  Targeted Growth segments are up from 30%
 to 51% of the portfolio
  Targeted Shrinkage categories are down from
 70% to 49% of the portfolio

Expand and Deepen Relationships

Focus on Business Relationships
  Business Banking Group reorganized to drive
 growth
 New EVP Sales Management hired in 2008
 14 new Relationship Managers hired
 Average tenure of 20+ years
 Expertise in C&I and Multifamily lending
  Regional partnerships formed between Retail
 and Business Banking teams with shared goals
 and incentives

Performance Management Program
  Power of Personal Performance (PoPP)
  Primary focus on sales activities and behaviors
  Utilization of balance scorecards to track
 activities
  Coaching sessions, check-ins, skill builders,
 and skip coaching
  Improved outcomes and employee
 satisfaction

Focus on Business Relationships
  Focus on small-sized and medium-sized
 businesses
 Significantly grow C&I relationships
 Increase Multifamily and Owner-Occupied CRE as
 a share of Commercial Loans
  Increase business deposits to generate
 relationships and fund growth
  IT platform provides competitive advantage in
 Cash Management opportunities

Focus on Business Relationships
  Proactive prospecting
  Feet on the street - experienced teams now
 in their markets
  Trusted Advisor approach vs. transactional
 lending
  Incentives more heavily weighted for
 deposit gathering vs. loan production

Non-Municipal Business Deposits

Total Deposits

Total Borrowed Funds

Impact of Core Deposits

Path Forward
  Continue execution of Strategic Growth &
 Diversification Plan
 Focus on Northwest Indiana and South
 Suburban Chicago markets
  Experienced senior management, sales, and
 credit teams in place
  Improving reputation in our markets as business
 bankers
  Ongoing bank consolidation provides growth
 opportunities

Thomas F. Prisby
Chairman & CEO